UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FORWARD FUNDS

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PRELIMINARY PROXY STATEMENT—FOR SEC USE ONLY

FORWARD FUNDS

FORWARD INTERNATIONAL EQUITY FUND

October 24, 2005

To Our Shareholders:

Please take note that the SPECIAL MEETING of SHAREHOLDERS (“Special Meeting”) of Forward Funds (the “Trust”), for the Forward International Equity Fund, formerly known as Forward Hansberger International Growth Fund, a series of the Trust (the “Fund”), will be held on November 17, 2005, beginning at 9:00 a.m. (Pacific time) at 433 California Street, 11th Floor, San Francisco, CA 94104.

At the Special Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of the Fund will be asked to:

1. Approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Forward Management, LLC (the “Advisor”) and Pictet International Management LTD; and

2. Approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor at certain asset levels.

After careful consideration, the Board of Trustees of the Trust has approved the above-referenced proposals and recommends that shareholders vote “FOR” the proposals.

Your vote is very important to us regardless of the number of shares of beneficial interests of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on November 17, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-877-788-8661.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

J. Alan Reid, Jr.

President

Encl.

FORWARD FUNDS

Forward International Equity Fund

433 California Street, 11th Floor

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on Thursday, November 17, 2005

Notice is hereby given that Forward Funds (the “Trust”) will hold a special meeting (“Meeting”) of shareholders of the Forward International Equity Fund, formerly known as the Forward Hansberger International Growth Fund, a series of the Trust (the “Fund”), on November 17, 2005 at the Trust’s offices, 433 California Street, 11th Floor, San Francisco, CA 94104, at 9:00 a.m. Pacific Time, for the following purposes:

(i)	To approve an Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Forward Management, LLC (the “Advisor”) and Pictet International Management LTD (the “Sub-advisor” or “Pictet”).

(ii)	To approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor at certain asset levels.

(iii)	To take action on such other business as may properly come before the Meeting.

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of the Fund as of the close of business on August 31, 2005 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to the proposals. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board,

Mary Curran

Secretary

October 24, 2005

FORWARD FUNDS

Forward International Equity Fund

SPECIAL MEETING OF SHAREHOLDERS

to be held on November 17, 2005

PROXY STATEMENT

General

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card are being furnished to shareholders of the Forward International Equity Fund, formerly known as the Forward Hansberger International Growth Fund (the “Fund”), a series of Forward Funds (the “Trust”), in connection with two proposals. This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the proposals.

The Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of the Trust, is soliciting proxies from shareholders on behalf of the Fund, for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of the Trust, 433 California Street, 11th Floor, San Francisco, California 94104, at 9:00 a.m. Pacific Time, on November 17, 2005, and at any and all adjournments thereof (the “Meeting”).

The Board has fixed the close of business on August 31, 2005, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the Fund at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy cards are first being mailed to shareholders on or about October 24, 2005.

At a Board meeting held on September 1, 2005, the Board approved and recommended the matters set forth herein.

It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the proposals.

The following proposals will be considered and acted upon at the Meeting:

Proposal	Page #
(1) To approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Forward Management, LLC (the “Advisor”), and Pictet International Management LTD.	2

(2) To approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor at certain asset levels.	9

This Proxy Statement should be kept for future reference. The most recent annual report of the Fund, including financial statements, for the fiscal year ended December 31, 2004, has been mailed previously to shareholders. If you would like to receive an additional copy of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to the address set forth on the first page of this proxy statement or by calling 877-788-8661. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS.

PROPOSAL 1: FORWARD INTERNATIONAL EQUITY FUND

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE TRUST, ON BEHALF OF THE FUND, THE ADVISOR, AND PICTET INTERNATIONAL MANAGEMENT LTD.

Shareholders are being asked to approve the proposed sub-advisory agreement among Forward Funds (the “Trust”), on behalf of Forward International Equity Fund (formerly known as Forward Hansberger International Growth Fund), a series of the Trust (the “Fund”), Forward Management, LLC (“Forward Management” or the “Advisor”), and Pictet International Management LTD (“Sub-advisor” or “Pictet”). At a Board meeting held on September 1, 2005, the Trustees of the Trust, including all of the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) unanimously voted to approve, on behalf of the Fund, the proposed Investment Sub-Advisory Agreement (the “Pictet Sub-Advisory Agreement”) pursuant to which Pictet will manage the assets of the Fund, and to recommend the Pictet Sub-Advisory Agreement to Fund shareholders for approval.

On July 21, 2005, the Board approved an interim sub-advisory agreement with Pictet (the “Interim Sub-Advisory Agreement”) and terminated the prior sub-advisory agreement (“Prior Sub-Advisory Agreement”) with Hansberger Global Investors, Inc. (“Hansberger”), effective September 1, 2005, pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”). Rule 15a-4, under certain circumstances, allows an interim advisory agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under the interim advisory agreement do not exceed the fees payable under the predecessor agreement that had been approved by shareholders, and certain other contractual provisions are included in the interim agreement.

The Interim Sub-Advisory Agreement will remain in effect until the earlier of: (i) 150 days after the effective date of agreement; or (ii) the date upon which the Pictet Sub-Advisory Agreement is approved by the vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

The form of the Pictet Sub-Advisory Agreement is attached as Appendix A. The description of the Pictet Sub-Advisory Agreement’s terms in this section is qualified in its entirety by reference to Appendix A.

The Board recommends that the shareholders approve the Pictet Sub-Advisory Agreement, pursuant to which Pictet would be retained as a sub-advisor to the Fund to manage the assets of the Fund. The Advisor has proposed that Pictet serve as the sub-advisor to the Fund based on the nature, quality and extent of the services Pictet will provide to the Fund. The Board believes it is in the best interest of the Fund and its shareholders to retain Pictet’s services.

Proposed Sub-Advisory Agreement

Pursuant to the Pictet Sub-Advisory Agreement, Pictet will serve as the sub-advisor to the Fund. Pictet will manage the assets of the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and the Advisor, and in accordance with the Fund’s investment objectives, policies and restrictions. More specifically, Pictet will perform the following services for the Fund:

•	provide supervision of the Fund’s investments and determine from time to time what investments or securities will be purchased, entered into, sold, closed or exchanged by the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other property in which it may invest;

•	subject in all instances to best execution principles, place orders pursuant to its investment determinations with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Fund’s Prospectus and Statement of Additional Information or as the Board may direct from time to time;

•	maintain all books and records with respect to the Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

•	deliver to the Advisor and the Trustees such periodic and special reports as the Advisor or the Trustees may reasonably request;

•	assist, as may be reasonably necessary, in the determination by the fund accounting agent for the Trust of the valuation of portfolio securities; and

•	provide the Trust’s custodian, on each business day, with information relating to the execution of all portfolio transactions.

The sub-advisory fees payable by the Advisor under the Prior Sub-Advisory Agreement and under the Pictet Sub-Advisory Agreement are set forth in the table below, calculated on the basis of the average daily net asset values of the Fund.

Sub-Advisory Fees on Assets Payable by the Investment Advisor Under the Prior Sub-Advisory Agreement*	Proposed Sub-Advisory Fees on Assets Payable by the Investment Advisor under the Pictet Sub-Advisory Agreement*†
0.50% on all assets	0.45%	Up to $250 million in assets
	0.40%	Over $250 million up to $1 billion in assets
	0.35%	Assets over $1 billion

*	As a percentage of average daily net assets.
†	As long as the expense cap of the Fund remains at its present level, the Advisor and the Sub-Advisor will waive their fees proportionately to maintain this expense cap; provided, that the minimum net fee (i.e., without regard to expense cap waiver) payable by the Advisor to the Sub-Advisor shall be 0.30% of the average daily net assets of the Fund.

The Advisor will bear the sole responsibility for the payment of the sub-advisory fee to Pictet.

If the Pictet Sub-Advisory Agreement is approved by shareholders, it is anticipated that the Agreement will become effective as soon as practicable after shareholder approval and, unless sooner terminated, will continue for an initial term through December 31, 2006. Thereafter, the Pictet Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Pictet Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Management Agreement between the Trust and the Advisor.

The Pictet Sub-Advisory Agreement provides that Pictet will not be liable to the Advisor, the Trust or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the Pictet Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by Pictet of its obligations or duties under the Pictet Sub-Advisory Agreement.

Circumstances of Termination of, and Comparison to, the Previous Sub-Advisory Agreement

On February 29, 2000, shareholders approved the Prior Sub-Advisory Agreement with Hansberger. During the fiscal year ended December 31, 2004, the investment sub-advisory fee paid by the Advisor to Hansberger was $63,067.37. During this period, so long as the current expense limitation is in place between the Advisor and the Fund,1 Hansberger agreed to reduce the fee it received from the Advisor to a minimum of 0.25% as a percentage of average daily net assets of the Fund. Similarly, Pictet has agreed to reduce the fee it receives to a minimum of 0.30% as a percentage of average daily net assets of the Fund under such circumstances. Accordingly, there would have been a de minimis increase in fees payable to Hansberger if the Pictet fee waiver arrangement was in place for 2004. However, such increase in fees payable would have had no effect on fees paid by the Fund to the Advisor.

In July 2005, Forward Management recommended to the Board, and the Board, including all of the Independent Trustees, at its July 21, 2005 Board meeting, determined it was in the best interests of the Fund to appoint Pictet as investment sub-advisor. Pictet currently serves as a sub-advisor to two other series of the Trust, the Forward Global Emerging Markets Fund and Forward International Small Companies Fund. While the Fund’s investment objective, to achieve high total return (capital appreciation and income), will remain the same, the Fund will now seek to achieve its objective by investing at least 80% of its assets in the equity securities (depositary receipts and common, preferred and convertible securities) of companies organized or located outside of the United States. The Fund’s investment policy of investing 80% of its assets in equity securities may not be changed without at least 60 days’ prior written notice to shareholders. Even though some portfolio companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund normally will be diversified among a number of countries throughout the world and expects to be invested in more than three countries, including countries considered to be emerging market countries. Pictet will have broad discretion to identify and invest not more than 25% of the Fund’s assets in emerging market securities. An emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. In addition, the Fund changed its name on September 1, 2005 from the Forward Hansberger International Growth Fund to the Forward International Equity Fund. Prior to September 1, 2005, the Fund sought to achieve its investment objective by investing at least 65% of assets in the equity securities of companies organized or located outside the United States.

Pictet seeks to apply a highly disciplined, coherent and clearly defined approach to investment and the construction of the Fund’s portfolio, and a style that is neither uniquely growth nor value, because Pictet believes that neither growth nor value characteristics alone are sufficient to analyze all companies at all times. Pictet also seeks to invest in companies the portfolio managers believe to be reasonably priced and which have good prospects for growth, and in securities the portfolio managers believe have the potential to outperform the Fund’s benchmark index. When considering stocks, Pictet seeks to draw on its internal resources to assess industry dynamics, business franchise/management strategy, financial analysis and valuation. Pictet employs three complementary methodologies, simple, relative and complex value, to attempt to identify the most mid-priced large companies.

[1]	The Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Forward Management recommended, and the Board determined to engage, as soon as practicable, Pictet to manage the Fund’s portfolio. As a result, the Board determined that it was in the best interests of the Fund and its shareholders to terminate the Prior Sub-Advisory Agreement with Hansberger with respect to the Fund, to enter into the Interim Sub-Advisory Agreement with Pictet, and to recommend that the Pictet Sub-Advisory Agreement be approved by shareholders.

There are no material differences between the Prior Sub-Advisory Agreement and the Pictet Sub-Advisory Agreement, except for: (1) the parties to the agreements; (2) the sub-advisory fee rates; (3) a provision permitting Pictet to utilize the services of broker-dealers affiliated with Pictet to execute agency transactions on behalf of the Fund, subject to compliance with Rule 17e-1 under the 1940 Act and other applicable regulations; (4) certain provisions requiring Pictet to provide assistance related to certain regulatory compliance and administrative matters; and (5) a clarifying change to the “best execution” practices required of Pictet in placing purchase and sale orders of portfolio securities for the Fund with brokers or dealers.

Board Approval

At the July 21, 2005 Board meeting, the Board approved the Interim Sub-Advisory Agreement, and approved the Pictet Sub-Advisory Agreement at a Board meeting held on September 1, 2005. In evaluating and approving the Pictet Sub-Advisory Agreement, the Board, including the Independent Trustees, requested and evaluated information provided by the Advisor and Pictet which, in the Board’s opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Pictet Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

The Board evaluated the Pictet Sub-Advisory Agreement principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by Pictet; (ii) the investment performance of Pictet; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by Pictet; (iv) the profits to be realized by Pictet from the relationship with the Fund; (v) the extent to which the fees to be paid to Pictet reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Pictet from a relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Pictet to provide an appropriate level of support and resources to the Fund and whether Pictet has sufficiently qualified personnel. The Board also considered the overall financial soundness of Pictet as it relates to the ability of Pictet to provide services to the Fund.

Additional discussion of certain of these factors follows:

•	Nature, extent and quality of the services: The Board considered the benefits to shareholders of retaining Pictet, particularly in light of the nature, extent, and quality of services to be provided by Pictet. The Board considered the quality of the management services rendered to other series of the Trust to which Pictet has provided management services over both the short and long term. The Board also considered the organizational depth and stability of the firm, including the background and experience of Pictet’s senior management and the expertise of and amount of attention expected to be given to the Fund by Pictet’s portfolio management team. In this connection, the Board has received regular presentations from portfolio management personnel of Pictet for the other series of the Trust and discussed investment results with such personnel. Additionally, the Board was aided by Forward Management’s assessment and various presentation materials (including presentations made by representatives of Pictet to the Board) for similar funds unrelated to the Trust at the September 1, 2005 Board meeting. The Board also considered Pictet’s compliance operations with respect to such other series of the Trust, including the assessment of Pictet’s compliance program by the Fund’s Chief Compliance Officer as required under Rule 38a-1 of the Investment Company Act of 1940. The Board was satisfied with the nature, extent and quality of the management services provided by Pictet for the other series of the Trust, and deemed it appropriate to engage the management services of Pictet for the Fund.

•	Investment performance: The Board considered information about the Fund’s historical performance, and considered performance of composites of accounts managed by Pictet with a strategy similar to the strategy to be utilized by Pictet with respect to the Fund. It was noted that for calendar years 2003 and 2004, the Pictet composite performance had exceeded the performance of the benchmark presented by Pictet, and that during prior years there had been periods of outperformance and underperformance relative to this benchmark. The Board also compared Pictet composite performance to the performance of the Fund, noting periods of significant outperformance by the Pictet composite. The Board concluded that Pictet has the ability to provide high quality investment management services to the Fund over the long-term, subject to ongoing review of performance by Forward Management and the Board. In assessing performance, the Board also considered the length of time Pictet had sub-advised certain other series of the Trust, which provided familiarity with Pictet.

•	Reasonableness of investment advisory compensation: The Board considered information regarding the advisory fees charged under other investment sub-advisory contracts, such as contracts of other sub-advisors of certain series of the Trust and other investment sub-advisors managing other registered investment companies similar to the Fund. Based on their evaluation of this information, and in particular noting that the Pictet sub-advisory fees will be paid out of the Forward Management advisory fee and negotiated between Forward Management and Pictet, the Board concluded that the fees payable under the Pictet Sub-Advisory Agreement are reasonable when compared to investment sub-advisory fees paid by comparable funds. In this connection, the Board noted that overall expense ratios of the Fund are limited by Forward Management pursuant to a contractual expense limitation agreement.

•	Profitability to be realized by Pictet: The Board considered the profitability of the Pictet Sub-Advisory Agreement to Pictet, to the extent practicable based on the financial information previously provided by Pictet, noting that it was difficult to accurately determine or evaluate such profitability because Pictet has multiple business lines and, further, that any such assessment would involve assumptions regarding Pictet’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying the Pictet Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that Pictet’s profitability with respect to the Fund was not excessive.

•	Economies of Scale: The Board considered the extent to which economies of scale would be realized as assets of the Fund grew. The Board concluded that at the current time, given the Fund’s low asset levels, the current fee structure reflected in the Pictet Sub-Advisory Agreement was appropriate.

•	Any additional benefits: The Board considered any benefits to be derived by Pictet from its relationship with the Fund, such as soft dollar arrangements. The Board noted that Pictet has previously represented that it currently does not expect to receive additional benefits from the Fund in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers (discussed in more detail below). The Board concluded that any potential benefits to be derived by Pictet from its relationship with the Fund included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

After consideration of these factors, the Board found that: (i) the compensation payable under the Pictet Sub-Advisory Agreement bears a reasonable relationship to the services to be rendered and are fair and reasonable; and (ii) the Pictet Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Brokerage Commissions on Portfolio Transactions

If this proposal is approved by shareholders, Pictet will place all orders for all portfolio transactions entered into by the Fund. In effecting purchases and sales of portfolio securities for the account of the Fund, Pictet will seek the best execution of the Fund’s orders. In the course of achieving best execution, Pictet may place such orders with brokers and dealers who provide market, statistical and other research information to it. While Pictet currently does not engage in soft dollar arrangements, it may change this policy in the future. Pictet will be authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. In addition, Pictet may utilize an affiliated broker-dealer in effecting certain securities transactions for the Fund, and the Fund may compensate such affiliated broker-dealers in connection with such transactions, to the extent consistent with applicable legal and regulatory requirements. It is not expected that Pictet’s ability to utilize the services of affiliated broker-dealers will have a material impact on the operations of the Fund.

Information About Pictet

Pictet was established in 1980 and as of December 31, 2004 had approximately $1.276 billion of assets under management. Pictet forms a part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2004, Pictet & Cie had approximately $113 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners. Currently, Pictet also acts as the sub-advisor for two other funds of the Trust, the Forward Global Emerging Markets Fund and Forward International Small Companies Fund.

Pictet does not provide investment advisory services to any other registered investment companies with similar investment objectives as the Fund. However, Pictet does provide advisory services to other clients with similar investment strategies.

Pictet constructs the portfolio using a team approach. Richard Heelis, Head of the Regional Equities Team and Senior Investment Manager; Fabio Paolini, CFA, Senior Investment Manager in the Regional Equities Team; and Aylin Suntay, Senior Investment Manager in the Regional Equities Team are the three portfolio managers with the most significant responsibility for the day-to-day management of the Fund.

Mr. Heelis joined Pictet Asset Management in 1999 as a Senior Investment Manager. Mr. Heelis began his career in 1984 as a member of the Economics/Strategy team at Norwich Union, and moved to the Norwich Union Far East Team in 1987. Initially covering both the Australian and Japanese markets, as well as developing derivative evaluation models, Mr. Heelis assumed full responsibility for all Norwich Union’s Japanese Equity Portfolios in 1993. Mr. Heelis graduated with Masters Degree in Economics (with honors) from the University of Edinburgh and is an Associate member of the UK Society of Investment Professionals.

Mr. Paolini joined the Research Department of Pictet & Cie in 1994, initially in the Economics team and then in the European equities research team. In 1997 Mr. Paolini joined Pictet Asset Management where he was responsible for Global and European equities mandates. Before transferring to Pictet in 1999, Mr. Paolini spent four months on secondment with Brown Brothers Harriman in New York. Mr. Paolini earned his degree in Economics from the University of Siena (Italy), obtained a CFPI/AZEK in 1996 and received the Chartered Financial Analyst (CFA) in 1999.

Aylin Suntay joined Pictet in 2001. Before joining Pictet she worked for Colonial First State in London, first as Head of European Equities and afterwards as Head of Global Media and Consumer Sectors between 1999-2001. Ms. Suntay worked for Nicholas Applegate Capital Management as a Portfolio Manager in Emerging Markets in California, USA and London, UK between 1997-1999. Before Nicholas Applegate, Ms. Suntay spent four years with Global Securities in Istanbul, Turkey as an equity analyst. Ms. Suntay holds a BSc in Economics from Istanbul University and a Masters in Finance from the London Business School.

The following table provides the name and principal occupation of each director and certain officers of Pictet. The address of each director and officer is c/o Pictet International Management Limited, Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom.

Name	Principal Occupation
Rolf W. Banz	Director
Rhoderick John Hearn	Director
Nicholas A. Johnson	Chief Investment Officer and Director
Gavin Seton Sharpe	Chief Financial Officer and Director
Marc Briol	Chief Operating Officer
Renaud De Planta	Chief Executive Officer and Director

No Trustees or officers of the Trust are employees, officers, directors or shareholders of Pictet.

* * *

The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the Pictet Sub-Advisory Agreement with respect to the Forward International Equity Fund. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. Abstentions and broker non-votes will have the effect of a “no” vote on this proposal. Only shareholders of the Forward International Equity Fund will vote with respect to this proposal.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FORWARD INTERNATIONAL EQUITY FUND VOTE “FOR” APPROVAL OF THE PICTET SUB-ADVISORY AGREEMENT DISCUSSED IN THIS PROPOSAL 1.

PROPOSAL 2: FORWARD INTERNATIONAL EQUITY FUND

APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE ADVISOR AND THE TRUST

At its meeting on September 1, 2005, the Board of Trustees (the “Board”), including all the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of Forward Funds (the “Trust”) approved an amendment to Exhibit A of the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and Forward Management, LLC (“Forward Management” or the “Advisor”). The amendment to the Advisory Agreement provides for an increase in the advisory fees payable by the Forward International Equity Fund (the “Fund”) to the Advisor if net assets of the Fund were to increase above $50 million (the “Amendment”). As of August 31, 2005, the Fund had net assets of $22,342,004.50. After consideration of this proposal, the Board is recommending that shareholders approve the Amendment.

The Current Advisory Agreement

The terms of the Advisory Agreement will not be affected if the Amendment is approved except with respect to the proposed advisory fee schedule. The fee schedule to the Advisory Agreement as proposed to be amended is included in Appendix E hereto.

The Advisory Agreement was originally entered into between Forward Funds, Inc., the Trust’s predecessor, and the Advisor in 1998 and was recently amended and restated on July 1, 2005 in connection with the reorganization of the Fund as a new series of Forward Funds.

Pursuant to the terms of the Advisory Agreement, the Advisor has the authority to manage the Fund in accordance with the investment objectives, policies and restrictions of the Fund and subject to the general supervision of the Board, but has delegated this authority to a sub-advisor. Daily investment decisions are made by the sub-advisor to the Fund. The Advisor also provides the Fund with ongoing management supervision and policy direction. The Advisor is not responsible for any non-investment management services, including legal, accounting, administration, and regulatory support services, nor for establishing or implementing the Fund’s compliance program. The Advisor provides the Fund with necessary office space, telephones, and personnel competent to perform administrative and clerical functions related to its investment management services. The Advisor has managed the Fund since its inception. The twelve portfolios of the Trust, including the Fund, are the Advisor’s principal investment advisory clients.

The Advisor receives a fee with respect to each series of the Trust, including the Fund, for the services it provides under the Advisory Agreement equal to a percentage of the net assets of each series. The fees received or owed to the Advisor for the fiscal year ended December 31, 2004 with respect to the Fund were $102,051.

Under the Advisory Agreement, except as otherwise required under the 1940 Act, the Advisor is not liable for any damages, expenses or losses incurred in connection with the advisory services provided by the Advisor, so long as the Advisor shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios.

The Advisory Agreement provides that it will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Advisory Agreement may be terminated as to the Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of outstanding voting securities of the Fund, upon sixty

(60) days written notice to the Advisor or (ii) by the Advisor at any time without penalty, upon sixty (60) days written notice to the Trust. The Advisory Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

The Advisory Agreement was originally approved by the Board at its meeting held on February 6, 1998, and by shareholders at a Meeting of Shareholders held on September 30, 1998, and has been amended from time to time to add or remove series of the Trust. The Advisory Agreement was most recently unanimously approved with respect to all series of the Trust, including the Fund, by the Board, including a majority of the Independent Trustees who are not parties to the Agreement, at a meeting held on December 2, 2004 and by the shareholders at a Meeting of Shareholders held on April 22, 2005.

Description of the New Fee Structure

The fee schedule applicable under the current Advisory Agreement and under the Amendment are set forth in the table below.

Advisory Fees Payable on Assets by the Fund to the Investment Advisor under the Current Advisory Agreement*†		Proposed Advisory Fees Payable on Assets by the Fund to the Investment Advisor under the Amendment to the Advisory Agreement*†
0.85%	Up to $50 million	0.85%	Up to $250 million
0.75%	Over $50 million up to $100 million	0.75%	Over $250 million up to $1 billion
0.65%	Over $100 million up to $250 million	0.65%	Over $1 billion
0.60%	Over $250 million up to $500 million
0.55%	Over $500 million

*	As a percentage of average daily net assets.
†	In addition, the Advisor has contractually agreed to waive a portion of its fees until January 1, 2006 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.69%. For the three years following the date on which the expense was incurred, the Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Under current asset levels, which were below $50 million as of the date of this proxy statement, the amended fee schedule would have no effect on fees paid by the Fund to the Advisor. Accordingly, had the proposed fee schedule been in place during the fiscal year ended December 31, 2004, there would have been no change in advisory fees paid by the Fund during that fiscal year. Under the Amendment, to the extent the Fund reaches net asset levels in excess of $50 million, advisory fees paid by the Fund to the Advisor would be greater than would be paid under the current Advisory Agreement. For example, at a net asset value of $200 million, annual fees paid under the current advisory fee schedule would be $1,450,000, compared to $1,700,000 under the Amendment.

As discussed in more detail below, the Board considered information which in the view of the Board indicated that the proposed fee schedule was within the range of investment management fees charged to mutual funds investing in international equity securities and that an adjustment of the breakpoints in the current fee schedule would be appropriate.

Board Approval

The Board approved the Amendment to the Advisory Agreement at a Board meeting held on September 1, 2005. In evaluating and approving the revisions to the advisory fee schedule, the Board, including the Independent Trustees, requested and evaluated information provided by the Advisor which, in the Board’s opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the increased advisory fee provided for in the Amendment would be in the best interests of the Fund and its shareholders.

The Board evaluated the increased advisory fee under the Amendment principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar peer funds and other funds or accounts managed by the Advisor; (iii) the profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which the fees to be paid to the Advisor reflect economies of scale; and (v) if applicable, any benefits derived or to be derived by the Advisor from a relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of the Advisor to provide an appropriate level of support and resources to the Fund and whether the Advisor has sufficiently qualified personnel. The Board also considered the overall financial soundness of the Advisor as it relates to the ability of the Advisor to provide services to the Fund.

Additional discussion of certain of these factors follows:

•	Nature, extent and quality of the services: The Board considered the ability of the Advisor to provide an appropriate level of support and resources to the Fund and whether the Advisor has sufficiently qualified personnel. The Board noted the background and experience of the Advisor’s senior management. The Board also noted that because the Fund, and all of the other series of the Trust, are the Advisor’s principal investment advisory clients, the expertise of and amount of attention expected to be given to the Fund by the Advisor’s management team is substantial. The Board considered the Advisor’s ability to attract and retain qualified business professionals. The Board also considered the Advisor’s compliance operations with respect to the Fund, including the measures recently taken by the Advisor to assist the Fund in complying with Rule 38a-1 under the Investment Company Act of 1940. The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by the Advisor under the Advisory Agreement. The Board also considered the services provided by the Advisor as a “manager of managers.” In this connection, the Board noted that the Advisor has been active in monitoring the performance of the sub-advisor to the Fund and, where it deems appropriate, recommending that sub-advisors be replaced and further recommending replacement candidates for the Board’s approval. This is further evidenced by the recent appointment of Pictet as a new sub-advisor to the Fund discussed in Proposal 1 of this Proxy Statement.

•	Reasonableness of investment advisory compensation: The Board considered information regarding the investment management fees to be charged to the Fund by the Advisor under the Amendment, and operating expense comparisons for the Fund compared with other comparable registered investment companies, concluding that the fee schedule as set forth in the Amendment is reasonable in comparison to the investment management fees charged to comparable mutual funds. On the basis of comparative information supplied to the Board, the Board determined that the management fee under the Amendment and overall expense ratio of the Fund were consistent with industry averages, particularly with respect to investment companies of comparable size. The Board further noted that the Advisor’s business consists primarily of managing the Funds, and that the Advisor does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fee charged to the Fund with fees charged to other non-investment company clients of the Advisor.

•

Profitability: The Board considered the cost of services to be provided and profits realized by the Advisor from its relationship with the Fund, including the overall financial soundness of the Advisor. The Board considered financial information previously provided by the Advisor with respect to the operating profit or loss to the Advisor, which indicated an operating loss to the Advisor for recent periods. The Board also considered that the Advisor has historically waived fees or reimbursed the Fund and other series of the Trust for certain operating expenses that exceed stated expense limits, and that amounts waived by or reimbursed by the Advisor have been substantial. The Board concluded that in light of the operating results realized by the Advisor from its relationship with the Fund at the current time, the increase to the compensation payable at higher asset levels under the Amendment to the Advisory Agreement is fair and bears a reasonable relationship to the services rendered, noting that the Advisor is responsible for compensation of the Fund’s sub-advisor.

•	Economies of scale: The Board considered the potential of the Advisor and the Fund to experience economies of scale as the Fund grows in size, but recognized that the Fund currently has relatively small asset levels. The Board determined that the Fund has yet to achieve meaningful economies of scale, but that, at higher asset levels, the fee schedule as set forth in the Amendment reflects the sharing of economies of scale with the Fund. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, and the appropriateness of management fees payable to the Advisor, in the future.

•	Any additional benefits and other considerations: The Board considered ancillary benefits to be received by the Advisor as a result of the Advisor’s relationship with the Fund. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board also determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered the Advisor’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

After consideration of these factors, the Board found that: (i) the proposed compensation payable under the Amendment to the Advisory Agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the Amendment to the Advisory Agreement is in the best interests of the Fund and its shareholders.

Information About the Advisor

For additional information about the Advisor, including ownership information and information about the officers of the Advisor, see Additional Information below.

* * *

The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the amendment to the Advisory Agreement with respect to the Forward International Equity Fund. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. Abstentions and broker non-votes will have the effect of a “no” vote on this proposal. Only shareholders of the Forward International Equity Fund will vote with respect to this proposal.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FORWARD INTERNATIONAL EQUITY FUND VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ADVISORY AGREEMENT DISCUSSED IN THIS PROPOSAL 2.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and Fund.

ADDITIONAL INFORMATION

Proposals of Shareholders

The Fund does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund (if any) should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Voting Information

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address for the Trust shown at the beginning of this Proxy Statement), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for each Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be voted shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Holders of record of the shares of the Fund at the close of business on August 31, 2005, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. As of August 31, 2005, the number of outstanding Investor Class Shares of the Fund was 1,642,702.976.

Voting Requirement

Each proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

Adjournment

In the event that a quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of adjournment. If a quorum is present but insufficient votes have been received to approve a proposal, the persons named as proxies will vote in favor of such adjournment with respect to the proposal those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment with respect to the proposal those proxies required to be voted against the proposal.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will be disregarded for purposes of voting on an adjournment, but will effectively be a vote against a proposal.

Ownership of the Funds

As of August 31, 2005, the shareholder listed below owned of record or beneficially 5% or more of the Fund. Shareholders holding 25% or more of the outstanding voting shares of a Fund may be deemed to “control” that Fund. Because the shareholder represented below owns a majority of the outstanding shares of the Fund, this shareholder will be able to determine the outcome of each proposal.

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC* One Embarcadero Center, Suite 1050 San Francisco, CA 94111	1,597,813.195	97.27%

*	Sutton Place Associates, LLC is an entity under common control with Forward Management.

As of August 31, 2005, no person owned beneficially more than 5% of the outstanding shares of the Fund, except as listed above. The Trustees and Officers as a group own less than 1% of the outstanding shares of the Fund.

Cost and Method of Proxy Solicitation

The Trust will pay the entire cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of the Advisor, and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Trust may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

Service Providers

Investment Advisor

Forward Management serves as the investment advisor to the Fund. The Fund and the other eleven portfolios of the Trust are its principal investment advisory clients. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Forward Management is wholly-owned by the Gordon P. Getty Special 2005 ReFlow/Forward Management Trust (“ReFlow/Forward Trust”), an entity that invests in other entities in the financial services industry. The ReFlow/Forward Trust is wholly-owned by Gordon P. Getty. The ReFlow/Forward Trust was organized as a California Trust on March 1, 2005. Sutton Place Associates, LLC (“Sutton Place”) is under common control with the ReFlow/Forward Trust and is therefore considered an affiliate of both the ReFlow/Forward Trust and the Advisor. Sutton Place, as of August 31, 2005, held a majority of the shares of the Fund.

Forward Management has been registered with the SEC as an investment advisor since 1998, and has been an investment advisor to publicly-offered mutual funds since that time. Forward Management has the authority to manage the Fund in accordance with the investment objective, policies and restrictions of the Fund and subject to general supervision of the Trust’s Board but has delegated this authority to the sub-advisor for the Fund. It also provides the Fund with ongoing management supervision and policy direction.

Forward Management has served as investment advisor to the Fund since its inception, most recently pursuant to an Amended and Restated Investment Advisory Agreement made as of July 1, 2005. Certain series of the Trust, including the Fund, are successor mutual funds to previously operational funds with the same respective names (the “Predecessor Funds”), which were series of Forward Funds, Inc., a separate legal entity from the Trust. The Predecessor Funds were reorganized into the Trust on July 1, 2005, pursuant to an Agreement and Plan of Reorganization and Redomiciliation.

As of December 31, 2004, Forward Management and its immediate affiliates had approximately $1.43 billion under management or committed for management in various fiduciary and advisory capacities.

The following table provides the name and principal occupation of each director and certain officers of the Advisor. The address of the directors and officers of the Advisor is c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

Name	Principal Occupation
J. Alan Reid, Jr.	President and Director

Jeremy Deems	Chief Financial Officer

Mary Curran	General Counsel

Judith Rosenberg	Chief Compliance Officer

Phillip D. DeFeo	Director; Chairman, Chief Executive Officer, Pacific Exchange

Gordon P. Getty	Director; Composer, Economist and Entrepreneur

James Halligan	Director; Retired

William A. Prezant	Director; Attorney

Thomas Seip	Director; Retired

Thomas E. Woodhouse	Director; Attorney

Mr. Reid serves as President and Trustee of the Trust, Mr. Deems serves as Treasurer of the Trust, and Ms. Curran serves as Secretary, Chief Legal Officer and Chief Compliance Officer of the Trust.

Trustees, Officers and Interested Persons of the Fund

Certain Trustees and officers are deemed to be “interested persons” of the Fund because of their positions with Forward Management. The names, addresses and principal occupations of the Trustees and officers, including those who are deemed to be interested persons are shown in Appendix B and Appendix C, respectively. None of these Trustees holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed in Appendix B.

Commissions paid by the Fund to Affiliated Brokers

For the fiscal year-ended December 31, 2004, the Fund paid no commissions on securities transactions to any broker affiliated with Forward Management or Hansberger.

Distributor, Administrator, Fund Accounting Agent, Custodian and Transfer Agent

Shares of the Fund are distributed pursuant to a Distribution Agreement between the Trust and ALPS Distributors Inc., located at 1625 Broadway, Suite 2200, Denver, CO 80202. The Trust will pay no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect through September 9, 2007 and for successive one-year periods thereafter only if its continuance is approved annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who are not parties to the Distribution Agreement.

ALPS Mutual Fund Services, Inc., whose principal address is 1625 Broadway, Suite 2200, Denver, CO 80202 serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement. The Transfer Agency and Services Agreement has an initial term for three years and automatically renews for successive one-year terms.

PFPC Inc. (“PFPC”), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, currently acts as the Trust’s administrator. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.

Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the Fund’s custodian.

Independent Accountants

PricewaterhouseCoopers, LLP (“PWC”), 333 Market Street, San Francisco, CA 94105, acts as independent auditors for the Trust.

Audit Fees

PWC billed the Trust the following aggregate fees for fiscal years ended December 31, 2003 and December 31, 2004 for nine of the portfolios of the Trust which have a fiscal year end of December 31:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$110,000	$0	$14,000	$0
2004	$143,000	$0	$16,960	$0

PWC billed the Trust the following aggregate fees for fiscal years ended June 30, 2003 and June 30, 2004 for the remaining three portfolios of the Trust which have a fiscal year end of June 30:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$52,376	$0	$12,000	$0
2004	$59,000	$0	$28,670	$0

PWC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Trust that provides ongoing services to the Funds.

The Audit Committee pre-approves all audit and non-audit services provided by PWC or any independent auditors engaged by the Funds and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Fund in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent auditors for each fiscal year, and a majority of the Independent Trustees approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Funds and permissible non-audit services for the Fund’s service affiliates on an annual basis at the time of the independent auditors’ engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair the ongoing independence of the independent auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information. The Audit Committee Charter for the Trust is located in Appendix D.

The Audit Committee of the Board has considered the nature of the non-audit services rendered by PWC and does not consider them incompatible with PWC’s independence.

Financial Statements

Audited financial statements for the Fund appear in the Trust’s Annual Report for the fiscal year ended December 31, 2004.

If you would like a copy of the Annual Report and any more recent Semi-Annual Report, please call 877-788-8661, or write the Trust at the address listed at the beginning of this proxy statement.

By Order of the Board of Trustees,

Mary Curran

Secretary

October 24, 2005

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

APPENDIX A	FORM OF PICTET INVESTMENT SUB-ADVISORY AGREEMENT

APPENDIX B	TRUSTEES OF THE TRUST

APPENDIX C	EXECUTIVE OFFICERS OF THE TRUST

APPENDIX D	AUDIT COMMITTEE CHARTER

APPENDIX E	PROPOSED AMENDED EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FORM OF PICTET INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective as of                 , 2005, is by and among Pictet International Management LTD, a United Kingdom limited liability company, (the “Sub-Advisor”), Forward Funds (the “Trust”), on behalf of the Forward International Equity Fund, formerly known as Forward Hansberger International Growth Fund, a series of the Trust (the “Fund”), and Forward Management, LLC (the “Advisor”).

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated May 1, 2005 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Advisor has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments, as further described in the Trust’s registration statement on Form N-1A (the “Registration Statement”) and pursuant to an Investment Management Agreement dated July 1, 2005 (“Investment Management Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, and the Fund’s shareholders have approved the appointment of the Sub-Advisor to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and as described in the Registration Statement, and the Sub-Advisor is willing to perform such services for the Fund; and

WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Advisor, the Trust and the Sub-Advisor as follows:

1. Appointment. The Trust and the Advisor hereby appoint the Sub-Advisor to perform advisory services to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Trustees and the Advisor, the Sub-Advisor will, in coordination with the Advisor as described below, (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information as provided to the Sub-Advisor by the Advisor, as they may be amended from time to time; provided, that the Advisor shall provide the Sub-Advisor reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Advisor further agrees that, in performing its duties hereunder, it will:

(a) with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Advisor by the Advisor;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Advisor shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub-Advisor;

(c) place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Advisor by the Advisor, including without limitation, Section 4 hereof;

(d) furnish to the Trust and the Advisor whatever statistical information the Trust or the Advisor may reasonably request with respect to the Fund’s assets or investments. In addition, the Sub-Advisor will keep the Trust, the Advisor and the Trustees informed of developments which the Sub-Advisor reasonably believes will materially affect the Fund’s portfolio and shall, on the Sub-Advisor’s own initiative, furnish to the Fund from time to time whatever information the Sub-Advisor believes appropriate for this purpose;

(e) make available to the Fund’s administrator (the “Administrator”), the Advisor and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Advisor, the Administrator and the Trust in their compliance with applicable laws and regulations. The Sub-Advisor will furnish the Trustees, the Administrator, the Advisor and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f) meet periodically with the Advisor and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Advisor and/or the Trust;

(g) immediately notify the Advisor, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Advisor or the Fund may be entitled to participate as a result of the Fund’s securities holdings. The Sub-Advisor shall have no responsibility for filing claims on behalf of the Advisor or the Trust with respect to any such actions. The Sub-Advisor’s responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the Advisor and the Trust in making such filings, which shall include providing any relevant information regarding the Fund’s securities holdings to the Advisor.

(h) provide assistance to the Advisor, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Advisor, custodian or recordkeeping agent seeks assistance from the Sub-Advisor or identifies for review by the Sub-Advisor. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Advisor for consultation when the Trustees convene; (ii) notifying the Advisor in the event the Sub-Advisor determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Advisor, to price the security pursuant to such other account’s policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the request of the Advisor; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund’s valuation procedures, as they may be amended from time to time; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Advisor upon request.

(i) assist the Advisor, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Advisor hereunder. Specifically, and without limitation to the foregoing, the Sub-Advisor agrees to provide certifications to the principal executive and financial officers of the Fund that correspond to and/or filing of the Fund’s Form N-CSRs. N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Advisor shall reasonably request or as in accordance with procedures adopted by the Trust.

(j) assist the Fund, and accordingly, the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Advisor represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Advisor’s compliance program, which access shall include on-site visits with the Sub-Advisor as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Advisor agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Advisor’s compliance program.

(k) provide assistance as may be reasonably requested by the Advisor in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Advisor hereunder.

(l) immediately notify the Advisor and the Fund to the extent required by applicable law in the event that the Sub-Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as an investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Advisor recognizes that it may not be reasonable in all cases for the Sub-Advisor to be aware of all administrative proceedings or enforcement actions by the SEC or other regulatory authority concerning its affiliates. The Sub-Advisor further agrees to notify the Fund and the Advisor immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that would make any written information previously provided to the Advisor materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m) immediately notify the Advisor if the Sub-Advisor suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n) use no inside information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information; and

(o) use its best judgment and efforts in rendering the advice and services contemplated by this Agreement.

3. Futures and Options. The Sub-Advisor’s investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase, sell, and cover open positions, and generally to deal in financial futures contracts and options thereon.

The Sub-Advisor may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Advisor may, using such of the securities and other property in the Brokerage Accounts as the Sub-Advisor deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate.

4. Investment Guidelines. In addition to the information to be provided to the Sub-Advisor under Section 2 hereof, the Trust or the Advisor shall supply the Sub-Advisor with such other information as the Sub-Advisor shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

5. Representations, Warranties and Covenants of the Trust, Advisor and Sub-Advisor. The Trust represents and warrants to the Sub-Advisor that: (i) the retention of the Sub-Advisor as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Advisor, on behalf of the Fund (and assuming due execution and delivery by the Sub-Advisor), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Advisor represents and warrants to the Sub-Advisor that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Advisor and when executed and delivered by the Advisor (and assuming due execution and delivery by the Sub-Advisor) will be the legal, valid and binding obligation of the Advisor, enforceable against the Advisor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Advisor represents and warrants to the Advisor and the Fund that: (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor (and assuming due execution and delivery by the Advisor and the Fund) will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment advisor with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment advisor.

6. Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Advisor will attempt to obtain “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Advisor, and the other provisions hereinafter set forth. Whenever the Sub-Advisor places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Advisor is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Advisor’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Advisor may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Advisor determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Advisor’s overall responsibilities to the Sub-Advisor’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Advisor’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees form time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Advisor shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Advisor in writing, the Sub-Advisor may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub-Advisor complies with the “best execution” practices described above and applicable law and regulation.

7. Compensation. The Advisor agrees to pay a fee the Sub-Advisor for the Fund assets managed by the Sub-Advisor, calculated as set forth below, for services specified in this Agreement, subject to adjustment for the expense cap as set out below (the “Fee”).

Fees Payable on Assets	Average Daily Net Assets
0.45%	Up to $250 million
0.40%	Over $250 million up to $1 billion
0.35%	Over $1 billion

The Fee shall be computed and accrued daily and paid quarterly in arrears based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

As long as the expense cap of the Fund remains at its present level, the Advisor and the Sub-Advisor will waive their fees proportionately to maintain this expense cap; provided, that the minimum net Fee (i.e., without regard to expense cap waiver) payable hereunder by the Advisor to the Sub-Advisor shall be thirty (30) basis points.

The Advisor shall provide to the Sub-Advisor, promptly following request, all information reasonably requested by the Sub-Advisor to support the calculation of the Fee and shall permit the Sub-Advisor or its agents upon reasonable notice and at reasonable times and at Sub-Advisor’s cost to inspect the books and records of the Advisor pertaining to such calculation.

8. Expenses. The Sub-Advisor will not be required to pay any expenses of the Fund except as expressly set forth in this Section 8. The Sub-Advisor will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub-Advisor in the performance of its duties hereunder.

9. Books and Records. The Sub-Advisor agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The Sub-Advisor also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Fund and will be surrendered promptly to the Trust upon its request, except that the Sub-Advisor may retain copies of such documents as may be required by law. The Sub-Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting party to comply with its obligations under applicable federal or state rules or regulations, including Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10. Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Advisor in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Advisor may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or with accounts of the affiliates of the Sub-Advisor, if in the Sub-Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the

Sub-Advisor represents the Sub-Advisor’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11. Liability. Neither the Sub-Advisor nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Advisor nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Advisor against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Advisor, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the “Indemnified Parties”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, the Advisers Act , or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12. Services Not Exclusive. The services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Advisor’s ability to meet its obligations to the Fund hereunder. When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Advisor nor any of its directors, officers or employees shall act as a principal. If the Sub-Advisor provides any advice to its clients concerning the shares of the Fund, the Sub-Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Advisor provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Advisor with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Advisor any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Advisor, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13. Materials. Each of the Advisor, the Trust and the Fund shall not make any representations regarding the Sub-Advisor or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Advisor, which consent shall not be unreasonably withheld. If the Sub-Advisor has not notified the Advisor of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Advisor will be provided with any Registration Statements containing references or information with respect to the Sub-Advisor prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14. Duration and Termination. This Agreement shall continue until December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Sub-Advisor; (b) by the Advisor at any time without penalty, upon sixty (60) days’ written notice to the Sub-Advisor; or (c) by the Sub-Advisor at any time without penalty, upon sixty (60) days ‘ written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate immediately upon written notification from the Advisor or the Trust if the Investment Management Agreement terminates with respect to the Fund.

15. Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

16. Proxies. Unless the Trust gives written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Advisor shall maintain a record of how the Sub-Advisor voted and such record shall be available to the Trust upon its request. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

17. Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

Forward Funds

433 California Street, Suite 1100

San Francisco, CA 94104

Facsimile: (415) 982-2566

If to the Sub-Advisor:

Pictet International Management LTD

Tower 42, Level 37

25 Old Broad Street

London, EC2N 1HQ, United Kingdom

Facsimile: 011 44 (020) 7847-5300

If to the Advisor:

Forward Management, LLC

433 California Street, Suite 1100

San Francisco, CA 94104

Facsimile: (415) 982-2566

18. Confidential Information. Any information supplied by the Trust, the Fund or the Advisor, which is not otherwise in the public domain, in connection with the Fund or the Advisor is to be regarded as confidential and for use only by the Sub-Advisor and/or its agents, and only in connection with the Sub-Advisor’s services under this Agreement. Any information supplied by the Sub-Advisor, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisors abide by these confidentiality provisions.

19. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub-Advisor is delivering to the Advisor and the Trust a copy of Part II of its Form ADV, as revised. The Advisor and the Trust hereby acknowledge receipt of such copy.

(c) Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e) Agency Relationship. Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(f) Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(g) Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(h) Limited Liability of the Trust. The Sub-Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of [                ], 2005.

FORWARD FUNDS

By:
Name:	J. Alan Reid, Jr.
Title:	President

PICTET INTERNATIONAL MANAGEMENT LTD

By:		By:
Name:	G. Sharpe	Name:	N. Johnson
Title:	Director	Title:	Director

FORWARD MANAGEMENT, LLC

By:
Name:	J. Alan Reid, Jr.
Title:	President

APPENDIX B

TRUSTEES OF THE TRUST

INDEPENDENT TRUSTEES:

Name, Address* & Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Kenneth V. Domingues Age: 73	Trustee	Since 2003†	Financial Consultant, Securities Arbitrator, Expert Witness, Estate and Trust Administrator (1999-present); Technical Consultant to the California State Board of Accountancy (2002-present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998-1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987-1997).	12	None

Haig G. Mardikian Age: 58	Trustee	Since 1998†	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971-present); a General Partner of M&B Development, a real estate investment business (1983-present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989-present); Vice Chairman and Trustee of the William Saroyan Foundation (1992-present). Mr. Mardikian has served as Managing Director of the United Broadcasting Trust, radio broadcasting (1983-2001) and Chairman and Director of SIFE Trust Fund (1978-2002). He serves as a director of the Downtown Association of San Francisco (1982-present) and the Market Street Association (1982-present) and as a trustee of Trinity College (1998-present); the Herbert Hoover Presidential Library (1997-present); the Herbert Hoover Foundation (2002-present) and the Advisor California Civil Liberties Public Education Fund (1997-present).	12	None

Leo T. McCarthy Age: 75	Trustee	Since 1998†	President, The Daniel Group, an investment partnership (January 1995-present); and Director, Accela, Inc., a software company (March 1998-present).	12	Director, Linear Technology Corporation, a manufacturing company (July 1994- present)

Donald O’Connor Age: 69	Trustee	Since 2000†	Financial Consultant (1997-present); Retired Vice President of Operations, Investment Trust Institute (“ICI”), a mutual fund trade association (May 1969 - June 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Trust, an insurance company (1987-1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964-1969).	12	Trustee of the Advisors Series Trust (15) (1997- present)

B-1

INTERESTED TRUSTEES:

Name, Address,* and Age	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr.**** Age: 43	President Trustee	Since 2001†	President of Forward Management, LLC, an investment advisor (“Forward Management,” formerly known as Webster Investment Management Co., LLC) (April 2001-present), Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999-2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998-1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (July 1992-February 1998); Vice President, Regional Director, Investment Consulting Services, Dean Witter, a financial services company (May 1994-September 1997); Vice President of the Board of Directors of Centerpoint, a public health and welfare organization (January 1997-present); Advisory Board Member, Finaplex, a software company (2002 to present); Director, ReFlow Fund LLC, an investment service company (2002 to present) Advisory Board of SunGard Expert Solutions (1998 to present).	12	Director of FOLIOfn.

*	The Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	The Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested Trustee because he acts as President of the Advisor and holds other positions with an affiliate of the Trust.
†	The Trustee has only served as Trustee to the Trust since its inception on May 1, 2005. However, as indicated in this chart, the individual served as a director for the Predecessor Funds prior to the formation of the Trust.

B-2

APPENDIX C

EXECUTIVE OFFICERS OF THE TRUST

Name, Address** and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Officer	Other Directorships Held by Officer
J. Alan Reid, Jr. Age: 43	President Trustee	Since 2001*	President of Forward Management, LLC, an investment Advisor (“Forward Management,” formerly known as Webster Investment Management Co., LLC) (April 2001-present), Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999-2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998-1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (July 1992-February 1998); Vice President, Regional Director, Investment Consulting Services, Dean Witter, a financial services company (May 1994-September 1997); Vice President of the Board of Directors of Centerpoint, a public health and welfare organization (January 1997-present); Advisory Board Member, Finaplex, a software company (2002 to present); Director, ReFlow Fund LLC, an investment service company (2002 to present) Advisory Board of SunGard Expert Solutions (1998 to present).	12	Director of FOLIOfn.

Jeremy Deems, Age: 29	Treasurer	Indefinite term; served since 2004*	Chief Financial Officer at Forward Management since 2004; Controller at Forward Management (2000-2004)	N/A	N/A

Mary Curran Age: 58	Chief Compliance Officer, Secretary	Since 2004*	General Counsel at Sutton Place Management since 2003; General Counsel at Morgan Stanley Online (1997-2002)	N/A	N/A

*	Each Officer has only served as an officer of the Trust since its inception on May 1, 2005. However, as indicated in this chart, the individual served as an officer for the Predecessor Funds prior to the formation of the Trust.
**	The Officer may be contacted by writing to the Officer, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

C-1

APPENDIX D

FORWARD FUNDS

AUDIT COMMITTEE CHARTER

Organization

There shall be an audit committee of the Board of Trustees of Forward Funds (the “Trust”) which shall be composed exclusively of independent Trustees, at least one of whom may be considered an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time. The members should select from their number a chairperson.

Purpose

The purposes of the audit committee are:

(a) to oversee the accounting and financial reporting policies and practices of the Trust’s series (the “Funds”), their internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

(c) to act as a liaison between the Funds’ independent auditors and the full Board of Trustees; and

(d) to oversee the qualifications, independence and performance of the Trust’s independent auditors.

The function of the audit committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit in accordance with generally accepted auditing standards.

Duties and Responsibilities

The audit committee shall:

1. recommend the selection, retention and termination of auditors;

2. review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the committee will review such audit with the independent auditors, including any comments or recommendations;

3. ensure receipt from the auditors of a formal written statement delineating the relationship between the auditors and the Funds and evaluate the independence of the auditors;

4. as part of its evaluation of the independence of the Trust’s independent auditor, review (i) the fees paid to the Trust’s independent auditor by the Trust’s manager and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Trust’s independent auditor by the Trust’s manager and its affiliates.

5. meet with the Funds’ auditors, at least once a year and more often if required, to review the conduct and results of each external audit of the Funds’ financial statements, including:

(a) the auditor’s audit of the Funds’ annual financial statements including footnotes and its report thereon, including any significant audit findings;

(b) the auditor’s reasoning in accepting or questioning significant estimates by management;

(c) the auditor’s views as to the adequacy of disclosures in the Funds’ financial statements in relation to generally accepted accounting principles;

(d) any serious difficulties or disputes with management encountered during the course of the audit;

(e) any changes in accounting principles or practices proposed by management or the auditors;

(f) any significant changes to the audit plan; and

(g) other matters related to the conduct of the audit which are to be communicated to the audit committee under generally accepted auditing standards;

5. report its findings to the Board on a regular and timely basis;

6. review results of regulatory examinations, as needed;

7. review the fees charged by the auditors for audit and non-audit services;

8. investigate improprieties or suspected improprieties in fund operations that are brought to the audit committee’s attention;

9. pre-approve all auditing services and permissible non-auditing services to be provided to the Trust by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment manager and its control affiliates where such services relate directly to the operations and financial reporting of the Trust;

10. review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law;

11. review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time;

12. meet periodically with the auditors in separate executive sessions to discuss any matters that the audit committee or the auditors believe should be discussed privately; and

13. authorize and oversee investigations into any matters within the audit committee’s scope of responsibilities.

Authority

The audit committee shall have unrestricted access to the Trustees of the Trust, the independent auditors, and the executive and financial management of the Funds.

The audit committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain at the Trust’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

Process

The audit committee performs its functions under this Charter on the basis of information provided or representations made to it by the Trust’s independent auditor, management, other service providers, or legal counsel, without independent verification.

The audit committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the audit committee shall be submitted to the Board of Trustees of the Trust.

Committee Charter

The audit committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees. The Charter, including any amendments thereto, shall be maintained in the records of the Trust.

The foregoing Charter was reviewed and approved by the Audit Committee of the Trust at a meeting held on June 9, 2005.

APPENDIX E

PROPOSED AMENDED EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

EXHIBIT A

Fund	Advisory Fee

Forward Hoover Small Cap Equity Fund	1.05%

Forward Global Emerging Markets Fund	1.25%

Forward International Equity Fund	0.85% up to $250 million 0.75% over $250 million up to $1 billion 0.65% over $1 billion

Forward International Small Companies Fund	1.00%

Forward Uniplan Real Estate Investment Fund	0.85% up to $100 million 0.80% over $100 up to $500 million 0.70% over $500 million

Forward Hoover Mini-Cap Fund	1.05%

Forward Legato Fund	1.00% up to $500 million 0.85% over $500 million

Sierra Club Stock Fund	1.00%

Sierra Club Equity Income Fund	0.94%

E-1

FORWARD FUNDS

433 California Street, 11th Floor

San Francisco, CA 94104

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF FORWARD INTERNATIONAL EQUITY FUND

TO BE HELD ON NOVEMBER 17, 2005

The undersigned shareholder of Forward Funds (the “Trust”), hereby constitutes and appoints J. Alan Reid, Jr. and Mary Curran, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Forward International Equity Fund (the “Fund”) held in his or her name on the books of the Fund which he or she is entitled to vote at the Special Meeting of Shareholders of the Fund (“Special Meeting”), to be held at 433 California Street, San Francisco, California 94104, on November 17, 2005 beginning at 9:00 a.m. (Pacific time), and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement dated October 24, 2005.

The enclosed Proxy Statement provides additional information about these proposals. Please read the Proxy Statement carefully before you vote. Shareholders of record of the Fund as of the close of business on August 31, 2005 are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each proposal. Whether or not you plan to attend the Special Meeting in person, please vote your shares. To vote, please complete, date and sign this proxy card on the reverse side and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Special Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: ☒

Proposal 1: To approve the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Forward Management, LLC (the “Advisor”) and Pictet International Management LTD.

☐  FOR    ☐  AGAINST

Proposal 2: To approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor at certain asset levels.

☐  FOR    ☐  AGAINST

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

Signature(s):	Date:	, 2005

Signature(s):	Date:	, 2005

NOTE: Please sign exactly as your name appears on the account. If you are a joint owner, each owner should sign. When signing as attorney, executor, administrator, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.